Exhibit 99.1

Denver, CO NASDAQ : AUID © © 2 2 0 0 2 2 3 authID Inc. All Rights Reserved. © 2023 authID Inc. All Rights Reserved. 2023 A nn u al S h a r e ho l d er Mee t i n g June 26, 2023 10 AM

1. To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified; 2. To ratify the appointment of Cherry Bekaert LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023; 3. To approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1 - for - 2 and not greater than 1 - for - 50, with the exact ratio to be set within that range at the discretion of our Board of Directors before June 30, 2024, without further approval or authorization of our stockholders (the “Reverse Split Proposal”). The Board of Directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion; 4. To approve and ratify the authorization of an additional 2,900,000 shares of common stock for issuance under the 2021 Equity Incentive Plan. - 2 - © 2023 authID Inc. All Rights Reserved. Annual Meeting Resolutions

• This Presentation and information provided at a webcast or meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID Inc . (“authID” or the “Company”) and has not been independently verified by any third party . • This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . • While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates . • Information contained in this Presentation or presented during this meeting may include “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, cash position and cash flow of the Company, financial position, results of operations, business strategy, plans and objectives of management for future operations of both authID and its business partners, future service launches with customers, the outcome of pilots and new initiatives and customer pipeline are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Implementation of some or all of the new services referred to is subject to third - party approvals and activities . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the impact of the war in Ukraine, pandemic, inflationary pressures, and increases in interest rates and others . See the Company’s Annual Report on Form 10 - K for the Fiscal Year ended December 31 , 2022 and other documents filed at www . sec . gov for other risk factors which anyone considering a transaction with the Company should consider . These forward - looking statements speak only as to the date of this Presentation, webcast or meeting and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this Presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based . • This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . • By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . - 3 - © 2023 authID Inc. All Rights Reserved. Disclaimer & Forward Looking Statements

Denver, CO NASDAQ : AUID © © 2 2 0 0 2 2 3 authID Inc. All Rights Reserved. © 2023 authID Inc. All Rights Reserved. CEO R em ar k s

Rapid Restart – First 60 Business Days

Corporate Finance

- $8.2M Fund Raise
- $8.9M Debt Capitalization
- Enhanced Balance Sheet

Technology

- Protect/Enhance the Core
- Certifications
- Future Proof

Strategy | Execution

Messaging

- Revamped Messaging
- Identity Verification
- User Identity Journey

Go To Market

- New Sales Leaders
- authID University
- Top 200 Targets - Strategic 100 & Tactical 100
- Lead Generation

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© 2023 authID Inc. All Rights Reserved.

authID

Corporate Finance

$8.2 M
Fund Raise

$8.9 M
Debt Capitalization

Enhanced Balance Sheet

12 Month Operating Budget

-6-
© 2023 authID Inc. All Rights Reserved.
authID

Identity Life Cycle Value • Speed • Accuracy • User Experience T ec h n o l o g y Investment 10% Future Proo f ing 70% Protect and En h ance Core 20% Expansion - 7 - © 2023 authID Inc. All Rights Reserved.

Identity Life Cycle Document Processing • Document Analysis x 12 , 800 + U n i q u e I D T y p e s , 24 8 T err i t o r i e s • 100+ Supported OCR Languages • Encoded Data vs. OCR Checks • Security Feature Checks • NFC ICAO Chip Data Biometric Processing • Facial Performance x F M R 0 . 001% ( 0 . 00001 ) x F N M R ~ 0 . 2% • Voice Performance x F M R 0 . 05 % x F N M R 0 . 65 % Re - Affirmation FIDO2 P a s s w o r d l e s s M F A A u t o m at ed I d en t i t y Verification 700MS Processing Time, Fastest in the Market Input Processing/Defense • Voice Print Check/Anti - Spoofing • Facial Image Check/Anti - Spoofing x i B et a L eve l 2 P A D • Document Check/Anti - Spoofing x Replay x I m a g e O ve r l a y x P r i nt e d Cop y + + Technology - W o r l d C l a s s S p eed & P r e c i s i o n - 8 - © 2023 authID Inc. All Rights Reserved.

Messaging Revamp

Identity-First Security Rooted in the User Biometric

Identity Life Cycle

1 **Onboarding**

2 **Adaptive Authentication**

3 **Re-Affirmation**



Verified™ CONSUMER

Verified™ WORKFORCE

Automated Identity Verification

FIDO2 Passwordless MFA

Biometric Chain Of Trust

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© 2023 authID Inc. All Rights Reserved.

authID

C o mm e r c i al GTM P i p e l i n e Lead G e n e r a t i o n N ew S a l es Team a u t h I D U n i v e r s i t y - 10 - © 2023 authID Inc. All Rights Reserved.

Lead Generation TPG

BusDev Waterfall - 3 days

June 20, 2023 - June 22, 2023

Stage	Count	Conversion (%)	
Dials	1,302	14%	
Live Conversations	179	10%	
Scheduled Meetings	18	TBD	
Completed Meetings	TBD	0%	
Created Opportunities	TBD	- %	TBD
Open Opportunities	TBD		TBD
Closed Won Opportunities			TBD
Closed Lost Opportunities			$ N/A

© 2023 authID Inc. All Rights Reserved.

authID

11

High volume dialing to major brands & Fortune 500 companies across various industries Pipeline Generated By Sales + Pipeline Generated By TPG + Pipeline Generated by SEO = 30M Target Pipeline Lead Generation $4.2 M $30 M Pipeline To Date Pre - TPG 12 Month Pipeline Target with TPG Segment Value / No. Financial Institutions $1.77M (5) Healthcare $189K (2) Card Brands $250K (1) Telecom $250K (1) Gig Economy $250K (1) Money Transfer $800K (2) Facilities Management $113K (1) Financial Services - $144K (1) Media & Entertainment $250K (1) Total: $4.2M (15) - 12 - © 2023 authID Inc. All Rights Reserved.

The Winning Formula

Right Market + Right Product + Right Team = Target Results

TAM

Integrated Identity Platforms[1]

- $48.1 B in 2023
- @24.6% CAGR reaching $115.9 B by 2027

12-Month Pipeline $30M

[1] Forbes Technology Council Post 6/1/23

Superior Performance

- Speed: 700ms Platform Processing
- Precision: 100% Blocked Spoofs (iBeta independent test results)
- User Experience:
  - >95% Transaction Success Rates
  - 1 second face capture (nearly invisible process)

New Talent Domain Experts

- +50 years in identity market

High Performance Sales

- Built $100M ARR Businesses

Targeted Messaging

- Focused on Use Cases and ROI

Continuous Education

- authID University

12 Month Target BARR

$3M

Product Feedback

Role	Quote
Exec. Director Workforce Identity Global Media & Content Provider	"You make authentication invisible."
Risk Management & Payments Head Global Money Transfer Company	"I have every DOCV technology in my lab, the fastest was 5 seconds, nobody is doing this in 700ms."
Head of Identity Health Products Manufacturer	"With this solution, we see a future where doctors don't use keyboards to login."
Chief Security Officer Fortune 500 Facility Services Provider	"Our CEO wants this right now."

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© 2023 authID Inc. All Rights Reserved.

© © 2 2 0 0 2 2 3 authID Inc. All Rights Reserved. © 2023 authID Inc. All Rights Reserved. Q&A Denver, CO NAS D - 1 A 4 Q - : A UI D